SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 20, 2003
(Date of Report (Date of Earliest Event Reported))

GALYAN’S TRADING COMPANY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Indiana (State or Other Jurisdiction of Incorporation)	000-32911 (Commission File Number)	35-1529720 (IRS Employer Identification Number)

2437 East Main Street Plainfield, Indiana (Address of Principal Executive Offices)	46168 (Zip Code)

(317) 612-2000

(Registrant’s Telephone Number, Including Area Code)

Item 5.   Other Events

On March 20, 2003, Galyan’s Trading Company, Inc. issued the press release attached as Exhibit 99.1 and incorporated herein by reference to such exhibit.

Item 7.   Financial Statements and Exhibits

(a)       Exhibits.

99.1    Press Release of Galyan’s Trading Company, Inc. on March 20, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALYAN’S TRADING COMPANY, INC.
By:	/s/ Edward S. Wozniak

Name: Edward S. Wozniak Title: Senior Vice President and CFO

Date: March 20, 2003